AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 2013

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Magnum Hunter Resources Corporation

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	86-0879278 (I.R.S. Employer Identification No.)

777 Post Oak Boulevard, Suite 650 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

MAGNUM HUNTER RESOURCES CORPORATION AMENDED
AND RESTATED STOCK INCENTIVE PLAN, as amended

(Full Title of the Plan)

Paul M. Johnston

Senior Vice President and General Counsel

Magnum Hunter Resources Corporation

777 Post Oak Boulevard, Suite 650

Houston, Texas  77056

(Name and Address of Agent For Service)

(832) 369-6986

(Telephone Number, Including Area Code, of Agent For Service)

Copies to:

David E. Morrison

Fulbright & Jaworski L.L.P.

2200 Ross Avenue

Suite 2800

Dallas, Texas  75201

(214) 855-8000

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (1)(2)	Proposed maximum offering price per share (3)	Proposed maximum aggregate offering price (3)	Amount of registration fee (3)
Common Stock, $0.01 par value per share	7,500,000 shares	$3.89	$29,175,000	$3,979.47

(1)                                 The securities to be registered include an aggregate of 7,500,000 shares of Magnum Hunter Resources Corporation (the “Company”) common stock, par value $0.01 per share (the “Common Stock”), reserved for issuance under the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan, as amended (the “Plan”). The Plan has recently been amended to increase the number of shares of Common Stock issuable under the Plan. The additional shares of Common Stock issuable under the Plan are being registered by this Registration Statement.

(2)                                 If, as a result of stock splits, stock dividends or similar transactions, the number of securities purported to be registered on this Registration Statement changes, the provisions of Rule 416 shall apply to this Registration Statement, and this Registration Statement shall be deemed to cover the additional securities resulting from the split of, or dividend on, the securities covered by this Registration Statement.

(3)                                 Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended, and based on the average of the high and low prices reported on the New York Stock Exchange on February 12, 2013 (which is within five business days prior to the filing of the Registration Statement), which was $3.89 per share.

EXPLANATORY NOTE

This Registration Statement relates solely to the registration of additional securities of the same class as other securities for which a registration statement on this form relating to an employee benefit plan is effective. This Registration Statement is filed for the purpose of registering an additional 7,500,000 shares of common stock, $0.01 par value, of Magnum Hunter Resources Corporation (the “Company”) pursuant to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan, as amended (the “Plan”). This registration of 7,500,000 shares of common stock will increase the number of shares registered for issuance under the Plan to an aggregate of 27,500,000 shares of common stock, subject to adjustment as provided in the Plan.  Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement on Form S-8 registering 6,000,000 shares of the Company’s common stock, filed on August 12, 2010 (Registration Statement 333-168802), the Registration Statement on Form S-8 registering an additional 9,000,000 shares of the Company’s common stock, filed on December 15, 2010 (Registration Statement 333-171168), and the Registration Statement on Form S-8 registering an additional 5,000,000 shares of the Company’s common stock, filed on October 24, 2011 (Registration Statement 333-177488) are incorporated by reference into this Registration Statement, except as amended hereby. Pursuant to General Instruction E of Form S-8, all information that has been incorporated by reference from the original registration statement is not repeated in this Registration Statement.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

The following documents previously filed with the Securities and Exchange Commission by the Company are hereby incorporated by reference into this Registration Statement:

(i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 29, 2012, as amended by Form 10-K/A, filed on March 27, 2012, and by Form 10-K/A, filed on April 30, 2012, including portions of the Proxy Statement for the Company’s joint Annual Meeting of Common Stockholders and Special Meeting of the Holders of Series C Cumulative Perpetual Preferred Stock, Series D Cumulative Preferred Stock and Series E Cumulative Converbile Preferred Stock (which Series E Cumulative Convertible Preferred Stock is represented by depositary shares) held on January 17, 2013, to the extent specifically incorporated by reference into such Form 10-K, as amended;

(ii) the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, filed on May 3, 2012, August 9, 2012 and November 15, 2012, respectively, the amedments on Form 10-Q/A to the Company’s Quarterly Report for the quarter ended June 30, 2012, filed on November 14, 2012 and November 16, 2012, and the amendment on Form 10-Q/A to the Company’s Quarterly Report for the quarter ended September 30, 2012, filed on November 16, 2012;

(iii) the Company’s Current Reports on Form 8-K filed on January 13, 2012, January 19, 2012, February 21, 2012, March 9, 2012, March 27, 2012, April 5, 2012, April 6, 2012, April 24, 2012, May 4, 2012, May 8, 2012, May 14, 2012, May 16, 2012, May 23, 2012 (as amended by Form 8-K/A, filed on August 6, 2012), June 1, 2012, June 29, 2012, July 6, 2012, July 18, 2012, July 19, 2012, August 13, 2012, August 17, 2012, September 7, 2012, September 11, 2012, October 11, 2012, October 22, 2012, October 26, 2012, October 30, 2012, November 8, 2012, November 14, 2012, November 16, 2012, November 28, 2012, December 5, 2012, December 7, 2012, December 12, 2012, December 17, 2012, December 21, 2012, December 31, 2012, December 31, 2012, January 14, 2013, January 14, 2013, January 23, 2013, and January 25, 2013; and

(iv) the description of the Company’s common stock included in the Form 8-A filed on August 25, 2006, and any amendment or report filed for the purpose of updating such description.

All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the filing of a post-effective amendment which indicates that all securities registered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this Registration Statement modifies or supersedes such statement.

Nothing in this Registration Statement shall be deemed to incorporate information furnished by the Company but not filed with the Securities and Exchange Commission pursuant to Items 2.02, 7.01 or 9.01 of Form 8-K.

Item 8.  Exhibits

Exhibit Number	Description
4.1	Restated Certificate of Incorporation of the Registrant, filed February 13, 2002 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006)

4.2

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 8, 2003 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006)

4.3

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed June 6, 2005 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006)

4.4

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed July 18, 2007 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-QSB filed on August 14, 2007)

4.5

Certificate of Ownership and Merger Merging Magnum Hunter Resources Corporation with and into Petro Resources Corporation, filed July 13, 2009 (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on July 14, 2009)

4.6

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed November 3, 2010 (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 2, 2010)

4.7	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 9, 2011 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on May 9, 2011)

4.8

Amended and Restated Bylaws of the Registrant, dated March 15, 2001 as amended on April 14, 2006, October 12, 2006, and May 26, 2011 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 9, 2011)

4.9	Form of certificate for common stock (Incorporated by reference from the Registrant’s 2010 Annual Report on Form 10-K filed on February 18, 2011)

4.10

Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated December 10, 2009 (Incorporated by reference from the Registrant’s Registration Statement on Form 8-A filed on December 10, 2009)

4.11

Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated August 2, 2010 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 12, 2010)

4.12

Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated September 8, 2010 (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on September 15, 2010)

4.13	Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on March 17, 2011)

4.14	Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2011)

4.15

Certificate of Designation of Rights and Preferences of the 8.0% Series E Cumulative Convertible Preferred Stock of the Registrant (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 8, 2012)

4.16

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed January 25, 2013 (Incorporated by reference from Amendment No. 1 to the Registrant’s Registration Statement on Form S-4 filed on February 5, 2013)

4.17	Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan of Registrant (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on December 3, 2010)

4.18

First Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (Incorporated by reference from the Registrant’s proxy statement on Annex C of Schedule 14A filed on April 1, 2011)

4.19*	Second Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan

4.20

Third Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on January 23, 2013)

5.1*	Opinion of Paul M. Johnston, Esquire

23.1*	Consent of Hein & Associates LLP, independent registered public accounting firm

23.2*	Consent of Cawley, Gillespie & Associates, Inc., independent petroleum consultants

23.3*	Consent of AJM Deloitte & Touche LLP, independent petroleum consultants

23.4*	Consent of Paul M. Johnston (included in the opinion filed as Exhibit 5.1 hereto)

24.1*	Power of Attorney (included in the signature pages hereto)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 12, 2013.

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Evans and Ronald D. Ormand, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Gary C. Evans	Chairman of the Board and Chief Executive Officer	February 12, 2013
Gary C. Evans

/s/ Ronald D. Ormand	Chief Financial Officer, Executive Vice President, Secretary and Director	February 12, 2013
Ronald D. Ormand

/s/ Fred Smith, Jr.	Chief Accounting Officer and Senior Vice President	February 12, 2013
Fred Smith, Jr.

/s/ J. Raleigh Bailes, Sr.	Director	February 12, 2013
J. Raleigh Bailes, Sr.

/s/ Brad Bynum	Director	February 12, 2013
Brad Bynum

/s/ Victor G. Carrillo	Director	February 12, 2013
Victor G. Carrillo

/s/ Stephen C. Hurley	Director	February 12, 2013
Stephen C. Hurley

/s/ Joe L. McClaugherty	Director	February 12, 2013
Joe L. McClaugherty

/s/ Steven A. Pfeifer	Director	February 12, 2013
Steven A. Pfeifer

/s/ Jeff Swanson	Director	February 12, 2013
Jeff Swanson

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Restated Certificate of Incorporation of the Registrant, filed February 13, 2002 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006)

4.2

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 8, 2003 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006)

4.3

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed June 6, 2005 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006)

4.4

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed July 18, 2007 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-QSB filed on August 14, 2007)

4.5

Certificate of Ownership and Merger Merging Magnum Hunter Resources Corporation with and into Petro Resources Corporation, filed July 13, 2009 (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on July 14, 2009)

4.6

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed November 3, 2010 (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 2, 2010)

4.7	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 9, 2011 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on May 9, 2011)

4.8

Amended and Restated Bylaws of the Registrant, dated March 15, 2001 as amended on April 14, 2006, October 12, 2006, and May 26, 2011 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 9, 2011)

4.9	Form of certificate for common stock (Incorporated by reference from the Registrant’s 2010 Annual Report on Form 10-K filed on February 18, 2011)

4.10

Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated December 10, 2009 (Incorporated by reference from the Registrant’s Registration Statement on Form 8-A filed on December 10, 2009)

4.11

Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated August 2, 2010 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 12, 2010)

4.12

Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated September 8, 2010 (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on September 15, 2010)

4.13	Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on March 17, 2011)

4.14	Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2011)

4.15

Certificate of Designation of Rights and Preferences of the 8.0% Series E Cumulative Convertible Preferred Stock of the Registrant (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 8, 2012)

4.16

Certificate of Amendment of Certificate of Incorporation of the Registrant, filed January 25, 2013 (Incorporated by reference from Amendment No. 1 to the Registrant’s Registration Statement on Form S-4 filed on February 5, 2013)

4.17	Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan of Registrant (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on December 3, 2010)

4.18

First Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (Incorporated by reference from the Registrant’s proxy statement on Annex C of Schedule 14A filed on April 1, 2011)

4.19*	Second Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan

4.20

Third Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on January 23, 2013)

5.1*	Opinion of Paul M. Johnston, Esquire

23.1*	Consent of Hein & Associates LLP, independent registered public accounting firm

23.2*	Consent of Cawley, Gillespie & Associates, Inc., independent petroleum consultants

23.3*	Consent of AJM Deloitte & Touche LLP, independent petroleum consultants

23.4*	Consent of Paul M. Johnston (included in the opinion filed as Exhibit 5.1 hereto)

24.1*	Power of Attorney (included in the signature pages hereto)

*	Filed herewith.